Supplement Dated April 5, 2024

to the Prospectus dated November 26, 1997

For Maxim Individual Flexible Premium Deferred Variable Annuity

issued by

Empower Annuity Insurance Company of America

Maxim Series Account

This Supplement replaces the Supplement dated March 28, 2024.

This Supplement amends certain information in your variable annuity contract (“Contract”) prospectus (the “Prospectus”). Please read this Supplement carefully and keep it with your Prospectus for future reference.

The Board of Directors of Empower Funds, Inc. approved the liquidation of the Empower Government Money Market Fund (the “Fund”). It is anticipated that the liquidation will take place on or about June 14, 2024 (the “Liquidation Date”). As of that date, the Fund will no longer be available as a subaccount under the Contract. The Fund will be closed to new investors on or about May 14, 2024, however, the Fund will continue to accept purchases from existing shareholders until one business day before the Liquidation Date.

Contract Value on the Date of Liquidation. If you have account value allocated to the Empower Government Money Market Fund Sub-Account as of 3:00 P.M. Central Time on June 14, 2024, Protective Life Insurance Company (“Protective”) will automatically transfer that Annuity Account Value to the Fidelity® VIP Government Money Market Portfolio – Initial Class Sub-Account (the “Money Market Sub-Account”). Following the transfer, you will receive a confirmation statement showing that the transfer has occurred, and the amount transferred. At or after 3:00 PM Central Time on June 13, 2024, premium and account value may no longer be allocated or transferred into the Empower Government Money Market Fund Sub-Account. Any request we receive at or after 3:00 P.M. Central Time on June 13, 2024, for the allocation of premium or account value to the Empower Government Money Market Fund Sub-Account will result in an allocation of such premium or account value to the Money Market Sub-Account.

Transfer Rights. Under your Contract, you are permitted to transfer account value among the Sub-Accounts (also referred to as “Investment Options”) currently available under your Contract. The currently available Sub-Accounts for your Contract can be located online at www.protective.com/productprospectus by selecting your Contract then “Investment Options.”

You may transfer from the Empower Government Money Market Fund Sub-Account to any other Sub-Account(s) from the date of this Supplement until the Liquidation Date without incurring a transfer fee or the transfer counting towards the number of free transfers permitted in any Contract Year. We will also not impose any transfer fee on any transfer from the Money Market Sub-Account after the Liquidation Date nor will we count any transfer out of the Money Market Sub-Account after the Liquidation Date for the purpose of determining how many free transfers may be permitted in any Contract Year. This Supplement further amends your Prospectus by adding the Fidelity® VIP Government Money Market Portfolio – Initial Class as an available investment option on or about May 14, 2024.

We hope you find the enclosed information helpful. If you would like another copy of the current prospectus for any of the funds available under the Contract, please call us at 877-723-8723. If you have any questions, please contact your financial representative, or call us. Fund prospectuses may also be found online at www.protective.com/productprospectus by selecting your Contract then “Investment Options.” Please work with your financial representative to determine if your existing allocation instructions should be changed before or after the Liquidation Date. You can instruct us to transfer your account value from the Empower Government Money Market Fund Sub-Account, and/or the Money Market Sub-Account to other available Sub-Accounts by calling us at 877-723-8723 or through the Internet at www.variableannuities.greatwest.com.